November 21, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY INCOME TRUST
Dated December 31, 2007

On November 19-20, 2008, the Board of Trustees of the Morgan Stanley Income Trust (the “Fund”) approved (i) a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund’s shareholders (the “Liquidation”) and (ii) termination of the Fund (the “Termination”). Any contingent deferred sales charge and redemption fee that would be applicable to a shareholder will be waived upon the Liquidation. The approval of the Plan of Liquidation and Dissolution and Termination is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on February 11, 2009. A proxy statement formally detailing the proposal for the Liquidation and Termination will be distributed to shareholders of the Fund during the fourth quarter of 2008. If approved by shareholders, the Liquidation and Termination are expected to occur on or about March 18, 2009. Effective immediately, the Fund has suspended offering its shares to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IISSPT